Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	The One® ProviderSM

Supplement Dated January 21, 2010 to the

Annual Product Information Notice Dated May 1, 2009

Supplement Dated January 21, 2010 to your Annual Product Information Notice

JPMorgan Insurance Trust Balanced Portfolio

The Board of Trustees of the JPMorgan Insurance Trust approved the liquidation and dissolution of the JPMorgan Insurance Trust Balanced Portfolio (“Portfolio”) on April 23, 2010 (“Liquidation Date”). Upon completion of the liquidation the Portfolio will no longer be available. As a result, effective as of the close of business on the Liquidation Date, any Investment Value allocated to the corresponding Investment Division will be transferred to the Fidelity VIP Money Market Portfolio.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Investment Division. You may transfer some or all of your Investment Value in the affected Investment Division to other investment options currently offered by your Policy.

If you participate in any Dollar Cost Averaging or Asset Rebalancing programs that include transfers of Investment Value or allocations to the affected Investment Division, these programs will terminate at the close of business on April 23, 2010. You must provide us new instructions by the end of the day, April 16, 2010 or your automatic payment instructions will not be considered in good order.

Upon completion of the liquidation and dissolution of the Portfolio, all references to the Portfolio are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.